SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934





Date of Report(Date of earliest event reported):February 18, 1997



                       The Stanley Works
           (Exact name of registrant as specified in charter)


  Connecticut            1-5224            06-058860
(State or other       (Commission       (IRS Employer
jurisdiction of       File Number)      Identification No.)
incorporation)



1000 Stanley Drive, New Britain, Connecticut            06053

(Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code:(203) 225-5111




                         Not Applicable
(Former name or former address, if changed since last report)








                    Exhibit Index is located on Page 4
     Item 5.   Other Events.


           1.  On February 18, 1997, the Registrant issued a press release.

           Attached as Exhibit (20)(i) is a copy of the Registrant's press release. This Exhibit is incorporated herein by reference.


     Item 7.   Financial Statements, Pro Forma Financial
               Information and Exhibits.

     (20)(i)  Press release dated February 18, 1997
              announcing the sale of Stanley s Garage-
              Related Products business unit.

















































                              SIGNATURE




Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized



                              THE STANLEY WORKS



                              By:    Stephen S. Weddle
                              Name:  Stephen S. Weddle
                              Title: Vice President, General
                                        Counsel and Secretary




Date: February 18, 1997
                                 EXHIBIT INDEX

                           Current Report on Form 8-K
                            Dated February 18, 1997


          Exhibit No.                             Page

          20(i)                                   5



                                                                 Exhibit
                                                                  (20)(i)




FOR IMMEDIATE RELEASE
                                                         February 18, 1997


THE  STANLEY  WORKS  COMPLETES  DIVESTITURE  PROGRAM


New Britain, Connecticut (NYSE:"SWK") ... The Stanley Works today announced it has completed the sale of its Garage-Related
Products business unit to Whistler Corporation of Chelmsford, Massachusetts. The Garage-Related Products business, a segment of Stanley Door Systems, produces and sells garage doors, garage door openers and gate operators, and related electronic accessories. Stanley Door Systems management emphasized its commitment to assist Whistler personnel with the Garage-Related products business for several months, ensuring continued transition support to customers and employees. The disposition was made in order to focus the company s efforts on continued profitable growth in its entry door business. Terms of the transaction were not disclosed.

The company also indicated it will retain its Office Products business unit, previously targeted for sale. Opportunities for operational improvements, expected to enhance the performance of that business unit, were cited. These two announcements bring closure to the company s divestiture program, announced early in 1996. This program was successful in removing a number of non-strategic business units from the company s portfolio, freeing capital for reinvestment.

The Stanley Works is a worldwide producer of tools, hardware and specialty hardware for consumer, home improvement, industrial and professional use. Whistler Corporation manufactures and sells automobile electronics including radar detectors, automobile security products and other automotive aftermarket products.



Contact:  Gerard J. Gould
          Director, Investor Relations and Communications
          Tel.:  (860) 827-3833

The Stanley Works corporate press releases are available through PR Newswire's "Company News On-Call" service. By FAX: dial
1-800-758-5804, ext. 874363 or on the internet at:
http://www.prnewswire.com or http://www.StanleyWorks.com.